Exhibit 10.4

                              EMPLOYMENT AGREEMENT

         This Agreement. made as of this 31st day of December, 2003, between Eagle Bancorp, Inc., a Maryland corporation (the "Company") having its principal executive offices at 7815 Woodmont Avenue, Bethesda, Maryland 20814, and Ronald
D. Paul ("Paul"), an individual maintaining an office at 4416 East West Highway, Bethesda, Maryland 20814.

         WHEREAS, Paul has extensive business and organizational knowledge, judgment, skills, acumen, experience and expertise, particularly in connection with the conduct of the business of managing and operating banking institutions, which knowledge, judgment, experience, acumen and expertise would be of significant benefit to the Company and its wholly owned subsidiary, EagleBank (the "Bank"); and

         WHEREAS, the Company desires to obtain the benefit of Paul's knowledge, judgment, experience, acumen and expertise; and

         WHEREAS, the Company desires to continue to receive the benefit of Paul's services in the future, and to induce Paul to continue to provide such services, and to retain Paul as an employee in accordance with the terms and conditions of this Agreement; and

         WHEREAS, Paul desires to be employed by and to continue to provide such services to the Company. In accordance with such terms and conditions;

         NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

         1. Employment. The Company hereby employs Paul, and Paul hereby accepts employment, as President of the Company, subject to the supervision and direction of the Board of Directors of the Company. As President of the Company, Paul shall provide such services and perform such duties, functions and assignments as are normally incident to such office, and such additional functions and services as the Board of Directors may from time to time direct (including temporary service as interim President of the Bank). Subject to his continued nomination and election as such, Paul shall serve as Chairman of the Board of the Bank and Board member of the Company. Notwithstanding anything to the contrary contained herein, Paul's service as a director of the Company and the Bank shall be subject to his election as such by the shareholders of the Company and the Bank, as the case may be, and Paul's service as Chairman of the Board of Directors of the Bank be subject to his election as such by the Board of Directors of the Company, and nothing contained herein shall constitute any agreement, understanding or commitment of the Company to nominate, appoint or elect Paul, or cause Paul to be nominated appointed or elected to the Board of Directors of the Company or the Bank.

         2. Term. (a) The initial term of Paul's employment hereunder shall commence as of December 31, 2003 (the "Effective Date") and shall continue until December 31, 2006 (the "Initial Term") Upon, each anniversary of the commencement of the Initial Term, unless (i) the employment contemplated hereby is earlier terminated in accordance with the provisions of Section 6 hereof, or
(ii) Paul shall have provided written notice to the other party, not less than 60 days prior to the anniversary date, of Paul's desire to terminate this Agreement upon expiration of the Initial Term or such Renewed Term, as appropriate, this Agreement shall automatically be extended for an additional period of one year (each a "Renewed Term"). For example and for illustrative purposes only, on December 31, 2004, absent termination or notice of termination as provided above, the term of this Agreement shall automatically be extended for one year, and the Renewed Term of this Agreement shall continue until December 31, 2007, and on December 31, 2005, absent termination or notice of termination as provided above, the term of this Agreement shall automatically be extended for one year, and the Renewed term of this Agreement shall continue until December 31, 2008.

         3. Compensation. (i) As compensation for Paul's employment hereunder, Paul shall be entitled to base cash compensation ("Base Compensation") from the Company at a rate of $90,000 per calendar year, payable in monthly installments, or such other installments as the Company and Paul may agree upon, and shall be subject to deduction and withholding of all necessary social security, medicare, income and withholding taxes, and any other sums required by law or authorized by Paul. Notwithstanding the foregoing, the Base Compensation payable by the Company hereunder in any year shall be reduced by the amount paid to Paul by the Bank (or any successor thereto) as compensation for services rendered to the Bank.

         (ii) On the Effective Date of this Agreement, Paul shall be entitled to receive options to purchase 24,000 shares of the Company's Common Stock (the "Option Compensation"). Such options shall have an exercise price equal to the fair market value of the common stock as of such date, and a term of ten years Such options shall vest as follows:

----------------------- -- -------------------------------------------------------------------
              Date                                 Number of Options
----------------------- -- -------------------------------------------------------------------
December 31, 2003          The  number  of  options  to  purchase   whole  shares  having  an
                           aggregate  exercise  price equal to, as close as possible  and not in excess of, $40,000
----------------------- -- -------------------------------------------------------------------
----------------------- -- -------------------------------------------------------------------
January 15, 2004           The  number  of  options  to  purchase   whole  shares  having  an
                           aggregate  exercise  price equal to, as close as possible  and not in excess of, $100,000
----------------------- -- -------------------------------------------------------------------
----------------------- -- -------------------------------------------------------------------
January 15, 2005           The  number  of  options  to  purchase   whole  shares  having  an
                           aggregate  exercise  price equal to, as close as possible  and not in excess of, $100,000
----------------------- -- -------------------------------------------------------------------
----------------------- -- -------------------------------------------------------------------
January 15, 2006           The  number  of  options  to  purchase   whole  shares  having  an
                           aggregate  exercise  price equal to, as close as possible  and not in excess of, $100,000
----------------------- -- -------------------------------------------------------------------
----------------------- -- -------------------------------------------------------------------
January 15, 2007           All remaining options

----------------------- -- -------------------------------------------------------------------

Notwithstanding the foregoing, in the event that Paul's employment hereunder shall be terminated for any reason, including death or disability, all options shall vest immediately upon such termination. To the extent permitted by applicable law and available for issuance under the Company's 1998 Stock Option Plan, or successor plan, such options shall be incentive stock options. If Paul shall not be eligible to receive incentive stock options upon such terms with respect to all or any portion of the options to which he shall be entitled, or if sufficient incentive options are not available for issuance, such options shall be nonincentive options.

         (iii) During the period of the Agreement, periodic increases (but not decreases) in the rate of Base Compensation and/or Option Compensation hereunder may be made by the independent members of the Board of Directors of the Company (as determined in accordance with applicable law, regulation and rules of the Nasdaq Stock Market or other market or exchange on which the Company's securities trade) or a committee of the Board of Directors of the Company consisting solely of independent members.

         (iv) Paul shall be entitled to receive such incentive or bonus compensation as the Board of Directors of the Company may in its sole discretion determine.

         (v) During the term of this Agreement, and following the termination of this Agreement during any period where payments hereunder are being made to Paul (or with respect to which a lump sum payment has been made to Paul), Paul shall not be entitled to receive any fees, payments or other compensation, whether in cash or otherwise, for service as a member (including as Chairman or Vice Chairman) of the Board of Directors of the Company, the Bank or other subsidiary of the Company or Bank, if any, or for service on any committee of the Board of Directors of the Company, the Bank or other subsidiary of the Company or Bank, if any.

             4. Benefits and Expenses.

         (a) Paul shall be entitled to participate in and receive all fringe benefit programs and plans, if any as are generally available to directors of the Company and the Bank.

         (b) Paul is authorized to incur reasonable expenses for conducting and promoting the business and activities


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of the Company and the Bank, including expenses for travel, business entertainment and similar expenses in accordance with the policies of the Company and the Bank regarding the reimbursement of expenses applicable to directors of the Company and the Bank generally, as such policies may from time to time exist.

         (c) Paul shall be entitled to the use of his current office located in the building in which the principal executive offices of the Company are located, together with such secretarial and other office support services as he may reasonably require.

         5. Outside Activities. Paul shall devote his best efforts to the performance of his duties hereunder and shall commit and make available sufficient time to provide the services reasonably requested by the Company and the Bank in a timely manner. However, nothing contained herein shall be construed to prohibit Paul from engaging in any other full or part-time employment, or any consulting or independent contractor arrangement or any other occupation, whether or not for remuneration, provided, however, that no such outside activity shall be in competition with the activities of the Company or the Bank, or be otherwise detrimental or adverse to the business. competitiveness, operations, or image of the Company or the Bank.

         6. Termination.

         (a) This Agreement may be terminated prior to the end of the Initial Term or any Renewed Term, as applicable, by the Company under any of the following circumstances:

                  (i)  Upon the death of Paul;

                  (ii) Upon the inability of Paul to perform all of his duties hereunder by reason of illness, physical, mental or emotional disability or other incapacity, which inability shall continue for more than three (3) successive months or six (6) months in the aggregate during any period of twelve (12) consecutive months;

                  (iii) For cause, defined as: the failure of Paul (other than for reasons described in Section 6(a)(ii)) to perform or observe and comply with any material term or provision of this Agreement; any significant misconduct on the part of Paul that is materially damaging or detrimental to the Company and the Bank, as determined by the Board of Directors of the Company, Paul not participating, in the exercise of its good faith judgment; conviction after final appeal of a crime involving a felony, fraud, embezzlement or the like; or any breach of fiduciary duty involving personal profit or misappropriation of the funds or property of the Company or the Bank; or

                  (iv) Upon the failure of Paul to be reelected as a director of either the Company or the Bank by the respective stockholders of the Company and the Bank, except following a "Change in Control" (as defined in Section 6(b)) of the Company or the Bank.

         (b) This Agreement may be terminated prior to the end of the Initial Term or any Renewal Term, as applicable, by Paul under any of the following circumstances:

                  (i) Upon the failure of the Company and the Bank to comply with any material term or provision of this Agreement;

                  (ii) Upon the failure of Paul to be reelected or nominated for reelection as a director of the Company or the Bank, or any successor to the Bank, following a Change in Control of the Company or the Bank, and/or the voluntary resignation of Paul as a director of the Company and the Bank following a Change in Control of the Company or the Bank. For purposes hereof, a "Change in Control" shall be deemed to occur in the following circumstances: (1) upon consummation of a merger or consolidation of the Company or the Bank, or a sale of all or substantially all of the assets of the Company or the Bank following which the stockholders of the Company immediately preceding such consummation, in the aggregate, own less than 50% of the aggregate number of votes entitled to be cast in the election of directors of the surviving entity



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


                  resulting from such transaction; (ii) upon any "person" (as that term is used for purposes of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act")) or persons acting as a "group" (as that term is used for purposes of Section 13(d) of the Exchange Act) or otherwise "acting in concert" (as that term is used for purposes of the federal Change in Bank Control Act) becoming the direct or indirect "beneficial owner" (as that term is used for purposes of Section 13(d) of the Exchange Act) of 51% or more of the outstanding shares of capital stock of the Company; or (iii) if individuals who are members of the Board of Directors of the Company as of the date hereof (the "Incumbent Board") cease, for any reason, to constitute at least a majority of the Board of Directors, provided that any person who becomes a member of the Board of Directors of the Company and whose nomination, election or appointment as a director was approved by at least two thirds of the directors comprising the Incumbent Board, or by a nominating committee of the Board of Directors, the membership of which was approved by at least two thirds of the directors comprising the Incumbent Board, shall, for purposes of this subclause (iii) be considered as a member of the Incumbent Board.

         (c) (i) Upon any termination of this agreement pursuant to Section 6(a)(i), 6(a)(ii). 6(a)(iv), 6(b)(i) or 6(b)(ii), Paul, or his
                  estate, shall be entitled to receive, in addition to the Base Compensation and Option Compensation and any other amounts due hereunder to the date of such termination, in a lump sum or in periodic payments in accordance with the provisions hereof, at the election of Paul or his estate, an amount, in cash, equal to 2.99 times the rate of Base Compensation and Option Compensation in effect at the date of termination.

                  (ii) Upon any termination of this agreement pursuant to
                  Section 6(a)(iii), Paul shall be entitled to receive only the Compensation and any other amounts due hereunder to the date of such termination.

         (d) Notwithstanding anything in this Agreement to the contrary, if any of the payments provided for under this Agreement (the "Agreement Payments"), together with any other payments that Paul has the right to receive (such other payments together with the Agreement Payments are referred to as the "Total Payments"), would constitute a "parachute payment" as defined in Section 280G(b)(2) of the Internal Revenue Code of 1986, as amended (the "Code") (a "Parachute Payment"), the Agreement Payments shall be reduced by the smallest amount necessary so that no portion of such Total Payments would be Parachute Payments. In the event the Company shall make an Agreement Payment to Paul or his estate that would constitute a Parachute Payment, Paul or his estate, as applicable, shall return such payment to the Company (together with interest at the rate set forth in Section 1274(b)(2)(B) of the Code). For purposes of determining whether and the extent to which the Total Payments constitute Parachute Payments, no portion of the Total Payments the receipt of which Paul has effectively waived in writing shall be taken into account.

         7. Notice. Each notice, demand, request, consent, report, approval or communication ("Notice") which is or may be required to be given under this Agreement by any party to any other party shall be in writing and given by telex, telecopy, personal delivery, receipted delivery service, or by certified mail, return receipt requested, prepaid and properly addressed to the party to be served at the addresses first set forth above. A copy of each Notice to Mr. Paul shall be sent to Fred Sommer, Esq., Schulman Rogers, 11921 Rockville Pike, Rockville, Maryland 20852. Notices shall be effective on the date sent via telex or telecopy, the date delivered personally or by receipted delivery service, or three (3) days after the date mailed. Each party may designate, by Notice in writing to the other party, a new address to which any Notice may thereafter be given, delivered or sent.

         8. Action of the Company. Every decision, determination, agreement or other action required to be taken by the Company, and every Notice which may or is required to be given to the Company, shall be taken by or given to, the Board of Directors of the Company, or such individual member or committee of members as the Board of Directors may designate in writing.

         9. Waiver of Breach. The waiver by either party of a breach of any provision of this Agreement by the other shall not operate or be construed as a waiver of any subsequent breach.



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


         10. Assignment. The rights and obligations of the Company under this Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of the Company, but the rights and obligations of Paul are personal and may not be assigned or delegated without the Company's prior written consent.










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


         11. Entire Agreement. This Agreement contains the entire agreement of the parties with respect to tile subject matter hereof. It may not be changed orally, but only by an agreement in writing executed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought. Not in limitation of the foregoing, this Agreement supersedes and replaces that Employment Agreement between the Company and Paul dated as of January 1, 2001, which is hereby terminated, except that Paul shall be entitled to receive the December 2003 grant of Option Compensation thereunder.

         12. Applicable Law. This Agreement and all covenants contained herein, shall be governed in all respects, whether as to validity, construction, capacity, performance or otherwise, by the laws of the State of Maryland. In the event any provision of this Agreement shall be held invalid by a court with jurisdiction over the parties to this Agreement, such provision shall be deleted from the Agreement, which shall then be construed to give effect to the remaining provisions thereof.

         13. Paragraph Headings. The paragraph headings contained in this Agreement are for convenience only and in no manner shall be construed as part of this Agreement.

         14. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                                    Eagle Bancorp, Inc.


                                                    By:
                                                       ---------------------
                                                       Leonard L. Abel, Chairman


                                                    Ronald D. Paul

                                                    ---------------------


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